EATON VANCE COMMODITY STRATEGY FUND
Supplement to Prospectus dated
April 7, 2010 and
Summary Propectus dated
April 7, 2010 as revised
September 17, 2010

1. The following replaces "Portfolio Managers" under "Management" in the Summary Prospectus and "Portfolio Managers" in "Management" under "Fund Summary" in the Prospectus:

Portfolio Manager. The Fund is managed by John B. Brynjolfsson, Chief Investment Officer and a Managing Director of Armored Wolf, who has managed the Fund since its inception in 2010.

2. The following replaces the fourth paragraph under "Management and Organization" in the Prospectus:

John B. Brynjolfsson is the portfolio manager of the Fund since its inception in 2010. Mr. Brynjolfsson is the Chief Investment Officer and a Managing Director of Armored Wolf (since 2008). Prior to joining Armored Wolf, Mr. Brynjolfsson was Managing Director at PIMCO (2003-2008).

March 21, 2011                                                                                                                                                                                                                                                                                                         5052-3/11 CSSPS